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                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C. 20549



                                      FORM 8-K
                                  CURRENT REPORT



                      Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934



                                 February 1, 2000
                        (Date of earliest event reported)


                                     HYSEQ, INC.
              (Exact name of Registrant as specified in its charter)



Nevada                          0-22873                        36-3855489
(State of                 (Commission File No.)              (IRS Employer
Incorporation)                                             Identification No.)



                               670 Almanor Avenue
                           Sunnyvale, California 94086
           (Address of principal executive offices, including zip code)

                                  (408) 524-8100
                (Registrant's telephone number, including area code)



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Item 5.  Other Events.

Hyseq, Inc. announced on Tuesday, February 1, 2000 that George B. Rathmann has been appointed Chairman of the Board and a Class III director. Robert D. Weist has been appointed Vice Chairman and will continue as a Class I director.

For further information, see the press release of Hyseq, Inc., dated February 2, 2000, attached hereto as Exhibit 99.1.



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                                SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           HYSEQ, INC.

                                           /s/ Lewis S. Gruber
                                           ----------------------------
                                           Name: Lewis S. Gruber
                                           Title: President and Chief
                                           Executive Officer


Date: February 3, 2000


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                                EXHIBIT INDEX

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Exhibit                         Description                         Page

 99.1             Press Release, dated February 2, 2000               5

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